EXHIBIT 10.1


                 THIRD AMENDMENT AND CONSENT TO CREDIT AGREEMENT

     This Third Amendment and Consent to Credit Agreement (herein, the "Amendment") is entered into as of December 1, 2007, among CalAmp Corp., a Delaware corporation (the "Borrower"), the lenders party hereto (herein, the "Lenders"), and Bank of Montreal, as administrative agent for the Lenders (the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

     A. The Borrower, certain subsidiaries of the Borrower, as guarantors, the Administrative Agent, and the other Lenders have entered into that certain Credit Agreement dated as of May 26, 2006 (such Credit Agreement, as the same has been or may be amended, modified or restated from time to time, hereinafter referred to as the "Credit Agreement"). All defined terms used herein shall have the same meaning as in the Credit Agreement unless otherwise defined herein.

     B. The Borrower, the Lenders and the Administrative Agent have previously entered into that certain Second Amendment and Consent to Credit Agreement dated as of August 9, 2007 (the "Second Amendment"), which described certain defaults.

     C. The Borrower has requested that the Lenders (i) permit the Borrower to issue a $5,000,000 non-interest bearing subordinated note, (ii) consent to the Borrower's forgiving $1,000,000 of accounts receivable, and (iii) make certain amendments to the Credit Agreement, and the Lenders are willing to so consent and so amend the Credit Agreement, all in the manner and on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   RESERVATION OF RIGHTS.

     By execution of this Amendment, the Lenders have not waived the Existing Defaults (as defined in the Second Amendment), or any other default which may exist under the Loan Documents, and the Lenders expressly continue to reserve all of their rights and remedies with respect to the Existing Defaults and such other defaults.

SECTION 2.   CONSENT.

     The Borrower has notified the Lenders that the Borrower intends to enter into a Settlement Agreement (the "Settlement Agreement") with EchoStar Technologies Corporation, a Texas corporation ("EchoStar"), pursuant to which, among other things, the Borrower will agree to issue an unsecured, subordinated non-interest bearing note in the amount of $5,000,000 to EchoStar (the "EchoStar Note") and the Borrower will, subject to the performance of certain conditions by EchoStar, forgive accounts receivable owing from EchoStar in an amount equal to $1,000,000. The Borrower has requested that the Lenders consent to the issuance by the Borrower of the EchoStar Note with no requirement for prepayment of any Net Cash Proceeds, if any, from such issuance, notwithstanding Sections 8.7 and 1.9 of the Credit Agreement, and to the forgiveness of $1,000,000 of accounts receivable, notwithstanding Section 8.10 of the Credit Agreement and Section 5(c) of the Security Agreement. To induce the Lenders to consent to the foregoing, by signing below, the Borrower hereby represents, warrants and agrees that (a) the EchoStar Note shall provide for a repayment schedule of $5.00 principal amount per unit of Product (as defined in the Settlement Agreement) after receipt from EchoStar of the payment for such Product with an acceleration of the unpaid principal amount only if the Borrower becomes insolvent or files for bankruptcy or upon a change of control of the Borrower in each case as further provided in the EchoStar Note, (b) the execution of the Settlement Agreement shall have occurred, if at all, on or before December 31, 2007 and
(c) the Borrower shall receive a cash payment of $1,277,458 from EchoStar for payment of outstanding accounts receivable immediately following execution of the Settlement Agreement. By signing below, the Lenders hereby consent to, and only consent to, (i) the issuance of the EchoStar Note and (ii) to the forgiveness of $1,000,000 of receivables owed from EchoStar as described above, provided that the Borrower and its Subsidiaries satisfy the conditions precedent set forth in Section 4 below. For further clarity, the Lenders are only consenting as specifically set forth herein and not to any other provisions of the Settlement Agreement.

SECTION 3.   AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in
Section 4 below, the Credit Agreement shall be and hereby is amended as follows:

     3.1. Section 5.1 of the Credit Agreement shall be amended by adding a new definition in appropriate alphabetical sequence for the term "EchoStar Note" to read as follows:

     ""EchoStar Note" means that certain unsecured, subordinated, non-interest bearing promissory note of the Borrower payable to EchoStar Technologies Corporation in the original principal amount of $5,000,000."

     3.2. Section 8.7 of the Credit Agreement shall be amended by (i) deleting the word "and" at the end of clause (m), (ii) deleting the period at the end of clause (n) and inserting "; and" in lieu thereof and (iii) inserting a new clause (o) to read as follows:

     "(o)   the indebtedness evidenced by the EchoStar Note, as reduced by principal reductions thereon from time to time."

SECTION 4.   CONDITIONS PRECEDENT.

     The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
     4.1. The Borrower, the Administrative Agent and the Lenders shall have executed and delivered this Amendment.

     4.2. The Administrative Agent shall have received and approved the definitive Settlement Agreement, including the form of the EchoStar Note.

     4.3. The Administrative Agent shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Administrative Agent or its counsel may reasonably request.

     4.4. Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Administrative Agent and its counsel.

     4.5. The Guarantors shall have executed their reaffirmation, acknowledgment, and consent in the space provided for that purpose below.

     4.6. The Borrower shall have paid any invoices for professional services rendered on behalf of the Administrative Agent, including legal fees.

SECTION 5.   REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof after giving effect to this Amendment the representations and warranties set forth in Section 6 of the Credit Agreement (other than Section 6.22 thereof) are and shall be and remain true and correct in all material respects, except to the extent the same expressly relate to an earlier date (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Administrative Agent) and the Borrower is in compliance with the terms and conditions of the Credit Agreement (other than the Existing Defaults) and no Default or Event of Default (other than the Existing Defaults) has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 6.   MISCELLANEOUS.

     6.1. The Borrower and the Guarantors heretofore executed and delivered to the Administrative Agent certain Collateral Documents and the Borrower hereby, and the Guarantors by signing below, acknowledge and agree, that, notwithstanding the execution and delivery of this Amendment, the Collateral Documents remain in full force and effect and the rights and remedies of the Agent and the Lenders, the obligations of the Borrower and the Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

     6.2. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     6.3. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent.
     6.4. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of New York.

                          [SIGNATURE PAGE TO FOLLOW]

      This Third Amendment and Consent to Credit Agreement is entered into as of the date and year first above written.


                                        "BORROWER"
                                         CALAMP CORP.

                                         By /s/ Richard K. Vitelle
                                         -------------------------
                                         Name:  Richard K. Vitelle
                                         Title:  Vice President of Finance


     Accepted and agreed to by the Required Lenders.


                                         "LENDERS"
                                         BANK OF MONTREAL, acting through
                                         its Chicago Branch, in its
                                         individual capacity as a Lender,
                                         as L/C Issuer, and as Administrative
                                         Agent

                                         By /s/ Geoffrey R. McConnell
                                         --------------------------
                                         Name  Geoffrey R. McConnell
                                         Title   Managing Director


                                         UNION BANK OF CALIFORNIA, N.A.

                                         By /s/ Daniel J. Isenberg
                                         -------------------------
                                         Name  Daniel J. Isenberg
                                         Title  Vice President

                                         BANK OF THE WEST

                                         By
                                         Name
                                         Title

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            REAFFIRMATION, ACKNOWLEDGEMENT AND CONSENT OF GUARANTORS

     Each of the undersigned, the Guarantors, heretofore executed and delivered to the Administrative Agent, on behalf of the Lenders, the Credit Agreement or an Additional Guarantor Supplement. Each of the undersigned hereby consents to the Third Amendment and Consent to Credit Agreement (the "Amendment") set forth above and confirms that its Guaranty, and all obligations of the undersigned thereunder, remains in full force and effect. Each of the undersigned further agrees that the consent of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained. Each of the undersigned acknowledges that the Lenders are relying on the assurances provided herein in entering into the Amendment.


                                         "GUARANTORS"
                                         CALAMP SOLUTIONS HOLDINGS, INC.
                                         By  /s/ Sheri Davis
                                         ------------------------
                                         Name: Sheri Davis
                                         Title:  President

                                         CALAMP SOLUTIONS, INC.
                                         By  /s/ Sheri Davis
                                         ------------------------
                                         Name: Sheri Davis
                                         Title:  President

                                         DATARADIO HOLDINGS, INC.
                                         By /s/ Richard K. Vitelle
                                         -------------------------
                                         Name:  Richard K. Vitelle
                                         Title:  Treasurer

                                         DATARADIO CORPORATION
                                         By /s/ Richard K. Vitelle
                                          -------------------------
                                         Name:  Richard K. Vitelle
                                         Title:  Treasurer

                                         DATARADIO COR LTD.
                                         By /s/ Richard K. Vitelle
                                         -------------------------
                                         Name:  Richard K. Vitelle
                                         Title:  Treasurer